Cover	Jun. 15, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002132916
Document Type	S-6
Entity Registrant Name	FT 13126
Document Period End Date	Jun. 15, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objectives. The Trust seeks current income, with total return as a secondary objective.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a unit investment trust that invests in a diversified portfolio of closed-end funds (“CEFs”), exchange-traded funds (“ETFs”), dividend-paying common stocks and REITs. The portfolio is approximately weighted based on the following allocation:

Multi-Strategy CEFs	25%
Senior Loan ETFs	25%
Dividend Paying Stocks and REITs	50%

The multi-strategy segment of the portfolio consists of CEFs which invest in income and preferred stock funds. The ETFs invest in senior loans. Loans in a company’s top two debt tranches (i.e., first or second lien) are considered to be senior loans. The dividend-paying stocks and REITs are selected by applying a disciplined investment strategy which adheres to pre-determined screens and factors, which require having a market capitalization greater than $1 billion, a three-month average daily trading volume greater than $1 million and a current indicated dividend yield greater than twice that of the S&P 500® Index at the time of selection. The stocks are then ranked by three equally-weighted factors: price to cash flow; return on assets; and 3-, 6- and 12-month price appreciation. These screens and factors are designed to identify companies that, in our opinion, have above-average dividend yields and trade at attractive valuations.

The Funds were selected by our research department based on the following factors: the size and liquidity of the Funds (requiring a minimum market capitalization of $50,000,000), the current dividend yield of the Funds (prioritizing Funds with the highest dividend yields) and the quality and character of the securities held by the Funds (mostly focusing on credit quality, maturity and duration, which are balanced to varying degrees based on current economic conditions). The Sponsor does not require specific credit quality, maturity or duration investment policies when selecting the ETFs for the portfolio. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

In connection with the Trust’s investments in ETFs advised by First Trust Advisors L.P., an affiliate of the Trust’s Sponsor, First Trust Advisors L.P. will receive advisory fees from the underlying ETFs which it would not otherwise receive if the Trust invested solely in ETFs advised by unaffiliated third-parties. This may provide an incentive for the Sponsor to select ETFs advised by First Trust Advisors L.P. over ETFs advised by unaffiliated third-parties. The Sponsor may invest in an affiliated ETF even in circumstances where an unaffiliated ETF may have lower fees or better performance over certain time periods. However, the Sponsor selected what it considered to be the best suited ETFs to achieve the Trust’s investment objectives even though there may be other ETFs, including those advised by unaffiliated third-parties, that provide similar results.

While not a part of the Trust’s portfolio selection process, the Trust also has exposure to foreign securities, depositary receipts, emerging and/or developing market companies and companies with various market capitalizations through the Trust’s investment in the Common Stocks, and to floating-rate securities, high-yield securities, covenant-lite loans, foreign securities, depositary receipts, emerging and/or developing market companies and companies with various market capitalizations through the Trust’s investment in the Funds.

As with any similar investments, there can be no assurance that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.